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                                                                   EXHIBIT 10.34





                       SC DIRECT, INC. SUBORDINATED NOTE


No. 1
                                                                 August 12, 1996
$425,700
                                                              New York, New York


     FOR VALUE RECEIVED, SC DIRECT, INC., a Delaware corporation (the "Company"), HEREBY PROMISES TO PAY to the order of MARTIN E. FRANKLIN, or his registered assigns (the "Payee"), the principal sum of FOUR HUNDRED TWENTY-FIVE THOUSAND SEVEN HUNDRED ($425,700) DOLLARS, which shall be due and payable as hereinafter provided.

     1. The entire unpaid principal amount of this Note shall be due and payable on the third anniversary of the date hereof (the "Maturity Date") subject to the subordination provisions hereof.

     2. This Note shall bear interest from the date hereof on the unpaid principal balance at the rate of 11.5% per annum, payable semi-annually, on June 1 and December 1, of each year, commencing December 1, 1996. Interest shall be computed on the basis of twelve 30-day months and a 360 day year. Any interest accrued on this Note may, at the

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election of the Company, be paid by issuing to the holder hereof additional
Notes, having terms identical to this Note ("PIK Notes"), with an aggregate principal amount equal to the amount of interest then payable on this Note in respect of the interest period most recently ended.

     3. This Note is one of a series of one or more Notes issued in an aggregate principal amount of $495,000, each dated as of the date hereof and otherwise identical to this Note in all respects, except with respect to the Payee and the principal amount thereof. This Note is a registered Note and, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the Payee or the Payee's attorney duly authorized in writing, a new Note for a like principal amount will be issued, to, and registered in the name of, the transferee. Prior to due presentment for registration and transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company shall not be affected by any notice to the contrary.

     4. The Company shall make each payment hereunder not later than 5:00 p.m. (New York City time) on the day when due in lawful money of the United States of America to the holder of this Note by delivery of a certified or bank cashier's check in the amount of such payment, or, subject to Section 2, in the form of PIK Notes as permitted hereby.

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     5.  When any payment to be made hereunder shall be stated to be due on a
Saturday, Sunday or a public or bank holiday or the equivalent for banks generally under the laws of the State of New York (any other day being a "Business Day"), such payment may be made on the next succeeding Business Day.

     6. (a) Subject to its obligations in respect of indebtedness under the Senior Agreements and the Subordinated Indebtedness, the Company shall have the right to prepay the principal amount of this Note, in whole or in part, at any time or from time to time, without premium or penalty, but with interest on the portion of the principal amount so prepaid accrued to the date of prepayment.

     (b) In the event that the Company shall at any time sell, transfer or otherwise dispose of any assets other than in the ordinary course of business whether in a single transaction or a series of related transactions, for net proceeds in excess of $1 million during any twelve month period, then, in such event, the Company shall apply such net proceeds: (i) first, to the permanent repayment in full in cash of all outstanding indebtedness under the Senior Agreements; (ii) second, to the permanent repayment of all outstanding Subordinated Indebtedness; and (iii) thereafter (provided that all commitments under the Senior Agreements and the Subordinated Indebtedness have been terminated), to the repurchase of Notes having an aggregate principal amount equal to 100% of the principal amount thereof plus accrued and unpaid interest to the date of repurchase.

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     7.  In case one or more of the following events of default shall have occurred and be continuing:

     (a)  the Company fails to pay (1) the principal of this Note when due or
(2) any installment of interest when due and such failure to pay interest continues for a period of five days thereafter, or

     (b) a court having jurisdiction in the premises shall have entered a decree or order for relief against the Company in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Company or for all or any substantial part of its property, or ordering the winding-up or liquidation of its affairs, and such decree or order shall have remained unstayed and in effect for a period of ninety consecutive days; or

     (c) the Company shall have commenced a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or shall have consented to the entry of an order for relief in an involuntary case under any such law, or shall have consented to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or similar official) of the Company or for all or any substantial part of its property, or shall have made an assignment for the benefit of creditors, or shall have taken any corporate action in furtherance of any of the foregoing;

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then, in the case of an event specified in clause (a), unless the principal of this Note shall have already become due and payable, the holders of more than 60% of the aggregate principal amount of Notes of this series outstanding at the time, by notice to the Company in writing may, subject to Section 8, hereof, at their option declare the principal amount and accrued interest to the date of declaration of this Note and all other Notes then outstanding to be due and payable immediately. Upon any such declaration, the same shall become and shall be immediately due and payable, subject to Section 8 of this Note. If an event specified in clause (b) or (c) above occurs, such amount shall ipso facto become and be immediately due and payable without any declaration or other act on the part of any holder of Notes, but subject to Section 8 of this Note.

     8. (a) By acceptance of this Note, the holder hereof agrees that this Note shall be subordinate and junior in right of payment and priority, to the extent and in the manner set forth in this Section 8, to the prior payment of Senior Indebtedness and the Subordinated Indebtedness of the Company. If at any time loans outstanding under any Senior Indebtedness or Subordinated Indebtedness of the Company shall be refinanced or paid in full without terminating the commitments thereunder, subsequent borrowings thereunder shall constitute Senior Indebtedness or Subordinated Indebtedness, as the case may be, of the Company for purposes of this Note.

     (b) Except as provided in Section 8(d)(ii) hereof, prior to the Designated Senior Agreement Payment Date and the repayment of the Subordinated

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Indebtedness the Company will not, and will not permit any subsidiary to, directly or indirectly, make or agree to make, and neither the holder of this Note nor any assignee or successor holder of this Note will demand, accept or receive, any payment (in cash, property or non-equity securities, by set-off or otherwise), direct or indirect, under or in respect of this Note or for the purpose of any redemption, purchase or other acquisition of this Note; provided
                                                                       --------
that the Company may make and the holder of this Note may accept (i) payments of interest when due hereunder in the form of PIK Notes, (ii) other payments in the form of equity securities of the Company or any entity controlling the Company and (iii) after the Maturity Date, payments (in cash, property or securities) of interest and principal under or in respect of this Note, unless such payments are expressly prohibited by Section 8(d)(ii) or 8(g) hereof.

     (c) Except as provided in Section 8(d)(ii) hereof, (i) prior to the Designated Senior Agreement Payment Date and the repayment of the Subordinated Indebtedness, the holder of this Note will not collect or enforce this Note or any part thereof or take any action to foreclose or realize upon this Note or any part thereof; and (ii) until all obligations of the Company under the Senior Agreements and the Subordinated Indebtedness have been indefeasibly paid in full in cash and all commitments thereunder terminated, the holder of this Note shall not have any right of subrogation, reimbursement, restitution, contribution or indemnity whatsoever from any assets of the Company or any guarantor of or provider of collateral security for the obligations of the Company under the Senior Agreements, and waives any and all rights with respect to marshalling. Upon and subject to

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the indefeasible payment in full in cash of the obligations of the Company under the Senior Agreements and the Subordinated Indebtedness and the termination of all commitments thereunder, the holders of this Note shall be subrogated to rights of the holders of the Senior Indebtedness and the Subordinated Indebtedness of the Company which have received payments or distributions in respect of this Note to receive payments or distributions applicable to the Senior Indebtedness and the Subordinated Indebtedness of the Company until this Note shall be paid in full.

     (d) (i) Prior to the Designated Senior Agreement Payment Date or the repayment of the Subordinated Indebtedness, the holder of this Note will not commence or joining with any other creditor or creditors in commencing any bankruptcy, reorganization, insolvency or similar proceedings against the Company.

     (ii) Until all obligations of the Company under the Senior Agreements and the Subordinated Indebtedness have been indefeasibly paid in full in cash and all commitments thereunder terminated, in the event of any insolvency, bankruptcy, receivership, liquidation, reorganization, readjustment, composition or other similar proceeding relating to the Company's property, any proceeding for the liquidation, dissolution or other winding-up of the Company, voluntary or involuntary, and whether or not involving insolvency or bankruptcy proceedings, any general assignment by the Company for the benefit of creditors, or any distribution, division, marshalling or application of any of

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the properties or assets of the Company or the proceeds thereof to creditors, voluntary or involuntary, and whether or not involving legal proceedings, then and in any such event;

     (A) all Senior Indebtedness and the Subordinated Indebtedness of the Company shall first be paid in full and all commitments thereunder terminated before any payment or distribution of any character, whether in cash, securities or other property (other than securities of the Company provided for by a plan of reorganization or readjustment or similar plan, the payment of which is subordinated, at least to the extent provided in this Note, to the payment of all Senior Indebtedness and the Subordinated Indebtedness of the Company at the time outstanding and to any securities issued in respect thereof under any such plan), shall be made in respect of this Note;

     (B) any payment or distribution of any character, whether in cash, securities or other property (other than securities of the Company provided for by a plan of reorganization or readjustment or similar plan, the payment of which is subordinated, at least to the extent provided in this Note, to the payment of all Senior Indebtedness and the Subordinated Indebtedness of the Company at the time outstanding and to any securities issued in respect thereof under any such plan), which would otherwise (but for the terms hereof) be payable or deliverable in respect of this Note, shall be paid or delivered directly to the holders of the Senior Indebtedness and if such amount is sufficient to repay the holders of Senior Indebtedness in full, then any remainder to

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     the holders of the Subordinated Indebtedness of the Company, until all
     Senior Indebtedness and the Subordinated Indebtedness of the Company shall have been paid in full and all commitments thereunder terminated, and the holders of this Note at the time outstanding irrevocably authorize, empower and direct all receivers trustees, liquidators, conservators, fiscal agents and others having authority in the premises to effect all such payments and deliveries; and

     (C) if the holder of this Note shall not have filed a proper claim or proof of debt in the form required (or shall have filed an insufficient claim or proof of debt) in any such proceeding prior to 30 days before the expiration of the time to file such claim or proof of debt, the Senior Lenders and/or the holders of the Subordinated Indebtedness are hereby authorized to file an appropriate claim or proof of debt for or on behalf of the holder of this Note.

          (e) For all purposes of this Note, Senior Indebtedness and Subordinated Indebtedness of the Company shall not be deemed to have been paid in full unless (i) in the case of the Senior Lenders, such lenders shall have received cash and (ii) in the case of other holders of Senior Indebtedness and holders of Subordinated Indebtedness of the Company, such holders have received cash or securities (taken at their fair value), in each case equal to the amount of such Senior Indebtedness or Subordinated Indebtedness of the Company at the time outstanding and in case there are two or more holders of Senior Indebtedness or Subordinated Indebtedness of the Company any payment or distribution

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required to be paid or delivered to the holders of Senior Indebtedness or
Subordinated Indebtedness of the Company shall be paid or delivered to such holders ratably according to the respective aggregate amounts remaining unpaid on the Senior Indebtedness or Subordinated Indebtedness of the Company of such holders, provided that the holders of Senior Indebtedness must be repaid in full prior to any payments being made to the holders of the Subordinated Indebtedness.

          (f) No present or future holder of Senior Indebtedness or Subordinated Indebtedness of the Company shall be prejudiced in the right to enforce subordination of this Note by any act or failure to act on the part of the Company or the holder of this Note.

          (g) On and after the earlier of (i) the Designated Senior Agreement Payment Date, (ii) the Maturity Date; and (iii) the repayment date of the Subordinated Indebtedness and until all obligations of the Company under the Senior Agreements and Subordinated Indebtedness shall have been indefeasibly paid in full in cash and all commitments thereunder terminated, the Company will not, and will not permit any subsidiary to, directly or indirectly, make any payment (in cash, property or non-equity securities) under or in respect of this Note or for the purpose of any redemption, purchase or other acquisition, direct or indirect, of this Note, if at the time of such payment there exists a payment default or any other event of default on the part of the Company under the Senior Agreements or the Subordinated Indebtedness and such payment default or other event of default shall not have been cured or waived in writing by the Senior Lenders or the holders

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of the Subordinated Indebtedness provided that the Company may make (a) payments
                                 --------
of interest when due hereunder in the form of PIK Notes and (B) other payments in the form of equity securities of the Company or any entity controlling the Company.

          (h) If any payment or distribution of any character (whether in cash securities or other property) or any security shall be received by any holder of this Note in contravention of any of the terms of this Note, such payment or distribution or security shall be held in trust for the benefit of, and shall be paid over or delivered and transferred to, the holders of the Senior Indebtedness or Subordinated Indebtedness of the Company for application to the payment of all Senior Indebtedness of the Company in full in cash and to the extent there is any payment remaining to repay the holders of the Subordinated Indebtedness. In the event of the failure of any holder of this Note to endorse or assign any such payment, distribution or security, any holder of the Senior Indebtedness or the holders of the Subordinated Indebtedness of the Company or such holder's representative is hereby irrevocably authorized to endorse or assign the same.

          (i) If the holder of this Note, in contravention of the terms of this Note, shall commence, prosecute or participate in any suit, action or proceeding against the Company or otherwise attempt to collect or enforce any provisions of this Note, then the Company may interpose as a defense or plea the making of this Note, and the Senior Lenders or the holders of the Subordinated Indebtedness may intervene and interpose such defense or plea in its name or in the name of the Company.

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          (j)  The holder of this Note acknowledges and agrees that the security interests in and liens on the Company's assets granted to the Senior Lenders and the holders of the Subordinated Indebtedness are valid, perfected, enforceable and senior to any security interest and lien granted by the Company to the holder of this Note and that any such security interest or lien granted or claimed to be granted by the Company to the holder of this Note is subordinate to the security interests and liens granted to the Senior Lenders and the holders of the Subordinated Indebtedness regardless of the perfection or non-perfection thereof, notwithstanding any provision of applicable law relating to perfection or priority to the contrary. The holder of this Note hereby agrees, upon request of the Senior Lenders or the holders of the Subordinated Indebtedness or their respective representatives at any time and from time to time, to execute such other documents or instruments as may be requested by the Senior Lenders or the holders of the Subordinated Indebtedness or such representative further to evidence of public record or otherwise the senior priority of the Senior Agreements and the Subordinated Indebtedness as contemplated by this Note. The holder of this Note further agrees to maintain on its books and records such notations as the Senior Lenders or the holders of the Subordinated Indebtedness may reasonable request to reflect the subordination contemplated by this Note and to perfect or preserve the rights of the Senior Lenders or the holders of the Subordinated Indebtedness hereunder. A copy of this Note may be filed as a financing statement in any Uniform
Commercial Code recording office.

          (k) The holder of this Note agrees, with respect to the Senior Indebtedness and Subordinated Indebtedness of the Company and any and all collateral

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therefor and guaranties thereof, that the Company and the holders thereof may agree to modify the terms of any of the Senior Indebtedness and Subordinated Indebtedness of the Company or the Senior Agreements, and such holders may grant extensions of the time of payment or performance to and make compromises, including releases of collateral or guarantees, and settlements with the Company and all other persons, in each case without the consent of the holder of this Note or the Company and without affecting the agreements of the holder of this Note or the Company contained in this Note; provided, however, that nothing
                                            --------  -------
contained in this Section shall constitute a waiver of any right the Company itself may have to agree or consent to a settlement or compromise of a claim which any holder of Senior Indebtedness or holder of Subordinated Indebtedness of the Company may have against the Company. Without the necessity of any reservation of rights against or any notice to or assent by the holder of this Note, any demand for payment of any Senior Indebtedness and Subordinated Indebtedness of the Company may be rescinded in whole or in part and any Senior Indebtedness or holder of Subordinated Indebtedness of the Company may be continued, and the holders of any Senior Indebtedness or holder of Subordinated Indebtedness of the Company may exercise or refrain from exercising any rights and remedies against the Company and others and the collateral securing the Senior Indebtedness and Subordinated Indebtedness of the Company, all without impairing, abridging, releasing or affecting the subordination provided for herein. Nothing in this Note shall be construed to create or impose upon the holders of Senior Indebtedness or the holders of Subordinated Indebtedness of the Company any fiduciary duty to the holder of this Note or any other implied obligation to act or refrain from acting with respect to the Company or the Senior

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Indebtedness and Subordinated Indebtedness of the Company or the collateral securing the Senior Indebtedness and Subordinated Indebtedness of the Company in any manner contrary to what the holders of Senior Indebtedness or the holders of the Subordinated Indebtedness of the Company may determine is in their own best interests. The holder of this Note waives any and all notice of the creation or modification of any Senior Indebtedness of the Company and notice of or proof of reliance by the holders of Senior Indebtedness of the Company upon the subordination provided for herein. All rights and interests of the Senior Lenders or the holders of the Subordinated Indebtedness hereunder, and all agreements and obligations of the holder of this Note and the Company hereunder, shall remain in full force and effect notwithstanding any lack of validity or enforceability of any indebtedness outstanding under the Senior Agreements or the Subordinated Indebtedness or any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Company or the holder of this Note.

          (l) The terms of this Note, the subordination effected hereby and the rights of the holders of Senior Indebtedness or the holders of the Subordinated Indebtedness of the Company shall not be affected by any amendment of or addition or supplement to any Senior Indebtedness of the Company or any instrument or agreement relating thereto, any exercise or non-exercise of any right, power or remedy under or in respect of any Senior Indebtedness or the Subordinated Indebtedness of the Company or any instrument or agreement relating thereto, or any waiver, consent, release, indulgence, extension, renewal, modification, delay or other action, inaction or omission, in respect of any Senior

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Indebtedness or the Subordinated Indebtedness of the Company or any instrument or agreement relating thereto or any security therefor or guaranty thereof, whether or not the holder of this Note shall have had notice or knowledge of any of the foregoing.

          (m) The holder of this Note will not, without the prior written consent of the Subordinated Holders or Senior Lenders or any successor agent under the Credit Agreement or any agent under a Refinancing Facility, in each case if outstanding at the relevant time, (a) modify any of the terms this Note or (b) sell, transfer, pledge, assign, hypothecate or otherwise dispose of any or all of this Note to any person other than a person who agrees in writing to succeed to the rights and to be bound by all of the obligations of the holder of this Note hereunder provided, that such modification or transfer, sale, pledge, assignment or hypothecation shall not modify the subordination provisions of this Note.

          (n) Nothing contained in this Note shall impair, as between the Company and the holder of this Note, the obligation of the Company, to pay to the holder of this Note all amounts payable in respect of this Note as and when the same shall become due and payable in accordance with the terms thereof, all, however, subject to the restrictions on the holder of this Note set forth in this Section 8. The provisions of this Note shall apply to the holder hereof only in such capacity and such provisions shall not prevent or otherwise restrict the ability of such holder to act, or otherwise affect the ability of such holder to act, in any other capacity, including in the capacity as an equity holder of the Company or as a director of the Company or any subsidiary of the Company.

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          (o) (i)  The subordination provisions of this Section 8 shall continue in full force and effect, and the obligations and agreements of the holder of this Note and the Company hereunder shall continue to be fully operative, until all of the obligations of the Company under the Senior Agreements and the Subordinated Indebtedness shall have been indefeasibly paid in full in cash and all commitments under the Senior Agreements and the Subordinated Indebtedness shall have terminated. Notwithstanding anything to the contrary contained in this Note, (x) following such payment and termination of commitments, the provisions of this Section 8 shall be terminated and the holders of Senior Indebtedness and the holders of the Subordinated Indebtedness of the Company shall have no further rights whatsoever under or in respect of this Note and (y) the holders of this Note and the Company, with the written consent of the Senior Lenders and the holders of the Subordinated Indebtedness may, at any time, attend, modify or terminate the provisions of this Section 8, and the Senior Lenders and the holders of the Subordinated Indebtedness may waive any provision hereof, and any such amendment, modification, termination or waiver shall be binding on all holders of Senior Indebtedness and the holders of the Subordinated Indebtedness of the Company.

          (ii) Until all obligations of the Company under the Senior Agreements and the Subordinated Indebtedness shall have been indefeasibly paid in full in cash and all commitments thereunder terminated, (a) to the extent that the Company or any guarantor of or provider of collateral for the Senior Indebtedness and the Subordinated Indebtedness of the Company makes any payment on the Senior Indebtedness and the

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Subordinated Indebtedness of the company that is subsequently invalidated, declared to be fraudulent or preferential or set aside or is required to be repaid to a trustee, receiver or any other party under any bankruptcy, insolvency or reorganization act, state or federal law, common law or equitable cause (such payment being hereinafter referred to as a "Voided Payment'), then to the extent of such Voided Payment, that portion of Senior Indebtedness and the Subordinated Indebtedness of the Company that had been previously satisfied by such Voided Payment shall be revised and continue in full force and effect as if such Voided Payment had never been made; and (b) to the extent that the holder of this Note shall have received any payments with respect to this Note subsequent to the date of the initial receipt by the holder of Senior Indebtedness or the holder of the Subordinated Indebtedness of the Company of such Voided payment and such payments have not been invalidated, declared to be fraudulent or preferential or set aside or are required to be repaid to a trustee, receiver, or any other party under any bankruptcy act, state or federal law, common law or equitable cause, the holder of this Note shall be obligated and hereby agrees that any such payment so made or received shall be deemed to have been received in trust for the benefit of the holders of Senior Indebtedness and the holders of the Subordinated Indebtedness of the Company, and the holder of this Note hereby agrees to pay to such holders of Senior Indebtedness and the holders of the Subordinated Indebtedness of the Company, upon demand, the full amount so received by the holders of this Note during such period of time, but only if and to the extent that the holder of this Note would otherwise have been required, under the provisions of this Section 8 to pay over the amount so received to such holders of Senior Indebtedness and the holders of the Subordinated Indebtedness of the Company had such Voided Payment never been made and then only to the extent necessary fully to restore to such holders of Senior Indebtedness and Subordinated Indebtedness of the Company the amount of such Voided Payment.

          (p) The term "Senior Indebtedness of the Company" shall mean (i) all obligations consisting of principal, premium (if any) and accrued and unpaid interest in respect of indebtedness of the Company for borrowed money, (ii) all unmatured reimbursement obligations of the Company with respect to letters of credit or guarantees issued for the account of or on behalf of the Company or any of its subsidiaries, (iii) all obligations of the Company evidenced by bonds, notes, debentures or other similar instruments, (iv) that portion of obligations arising under capital leases that is required to be capitalized on the balance sheet of the Company or any of its subsidiaries,,(v) all guarantees of obligations of others of the type described in clauses (i) - (iv) made by the Company, and (vi) all indebtedness and other obligations of the Company under or in respect of the Senior Agreements,including all "Obligations" under and as defined in the Senior Agreements and all principal, interest, fees, costs, enforcement expenses (including legal fees and disbursements), collateral protection expenses and other reimbursement or indemnity obligations created or evidence by the Senior Agreements. Without limiting the generality of the foregoing, Senior Indebtedness of the Company shall expressly include any and all interest accruing and out of pocket costs and expenses incurred under or in respect of the Senior Agreements after the date of any filing by or against the Company of any petition under the Federal Bankruptcy Code or any other bankruptcy, insolvency or reorganization act regardless of whether the Senior Lenders' claim therefor is allowed or allowable in the case or proceeding relating thereto. Without limiting the generality of the foregoing, Senior Indebtedness shall expressly not include the Subordinated Indebtedness.

          (q) The term "Credit Agreement" shall mean the New Financing Facility referred to in the First Amended and Restated Joint Plan of Reorganization of SC corporation, Western Schools, Inc. and Wigs by Paula, Inc. dated September 21, 1994 (and amended by the Bankruptcy Court on October 26, 1994), filed in the United States Bankruptcy Court for the District of Connecticut, Bridgeport division (Case No. 92-54262), including all extensions, renewals or restructuring thereof.

          (r) The term "Refinancing Facility" shall mean any credit facility or similar agreement pursuant to which the Company refinances, replaces or refunds indebtedness outstanding under the Credit Agreement or any other Refinancing Facility, including all extensions, renewals or restructuring of any such credit facility or similar agreement.

          (s) The term "Designated Senior Agreement" shall mean the Credit Agreement, any Refinancing Facility in which the lender(s) thereunder require that the benefits and projections of Sections 8(b), (c)(i) and (d)(i) hereof inure to such lender(s), and all other instruments, notes, agreements and documents evidencing, guaranteeing or securing obligations of the Company under the Credit Agreement or any such Refinancing Facility, as the same may be amended, restated, supplemental or modified from time to time.

          (t) The term "Designed Senior Agreement Payment Date" means the first date following the date hereof on which all obligations of the Company under the Designated Senior Agreements shall have been indefeasibly paid in full in cash and all commitments thereunder terminated.

          (u) The term "Senior Agreements" shall mean the Credit Agreement, any Refinancing Facility and all other instruments, notes, agreements and documents evidencing, guaranteeing or securing obligations of the Company under the Credit Agreement or any Refinancing Facility, as the same may be amended, restated, supplemented or modified from time to time.

          (v) The term "Senior Lenders" shall mean Banque National de Paris, any other person that becomes a "Lender" under and as defined in the Credit Agreement and any person who is a lender under any Refinancing Facility.

          (w) The term "Subordinated Indebtedness" shall mean that series of Notes totaling $3,680,186 issued on November 30, 1994 to the holders thereto.

          (x) The term "Subordinated Holders" shall mean the holders of the Subordinated Indebtedness. Wherever the consent of the holders of the Subordinated Indebtedness is required hereto the consent of 90% of the Subordinated Holders is requested.

          9. All powers and remedies given to the holder of this Note shall, to the extent permitted by law, be deemed cumulative and not exclusive of any thereof or of any other powers and remedies available to the holder of this Note, by judicial proceedings or otherwise, to enforce the performance or observance of the covenants and agreements contained in this Note, and no delay or omission of the holder of this Note to exercise any right or power accruing upon any default hereunder shall impair any such right or power, or shall be construed to be a waiver of any such default or an acquiescence therein.

          10. This Note shall be binding upon the Company and its successors and assigns, and the terms and provisions of this Note shall insure to the benefit of Payee, the holders of Senior Indebtedness and Subordinated Indebtedness of the Company and their respective successors and assigns, including subsequent holders hereof.

          11. The terms and provisions of this Note are severable, and if any term or provision shall be determined to be superseded, illegal, invalid or otherwise unenforceable in whole or in part pursuant to applicable law by a governmental authority having jurisdiction, such determination shall not in any manner impair or otherwise affect the validity, legality or

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

enforceability of that term or provision in any other jurisdiction or any of the remaining terms and provisions of this Note in any jurisdiction.

          12. Presentment for payments, notice of dishonor, protect, notice of protest and any other notice are hereby waived. This Note shall be governed by, and construed in accordance with, the internal laws of the State of Massachusetts, without regard to the principles of the conflict of laws thereof.

          13. No amendment, modification or waiver of any term or provision of this Note, nor consent to any departure by the Company here from, shall be effective unless the same shall be in writing and signed by the holder of this Note, and then such waiver, modification or consent shall be effective only in the specific instance and for the specific purpose for which given.

          14. Nothing in this Note expressed or implied, shall give or be construed to give any person, firm or corporation, other than the parties hereto and the Senior Lenders and holders of the Subordinated Indebtedness, any legal or equitable right, remedy or claim under or in respect of this Note, or under any covenant, condition or provision herein contained; all its covenants, conditions and provisions being for the sole benefit of the Company, the holder of this Note and the Senior Lenders and the holders of the Subordinated Indebtedness.

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

          15. The Senior Lenders and the holders of the Subordinated Indebtedness are hereby authorized to demand specific performance of this Note, whether or not the Company shall have complied with any of the provisions hereof applicable to it, at any time when the holder of this Note shall have failed to comply with any of the provisions of Section 8 of this Note applicable to such holder. The holder of this Note hereby waives any defense based on the adequacy of a remedy at law, which might be asserted as a bar to such remedy of specific performance.

          IN WITNESS WHEREOF, the Company has caused this Note to be executed and delivered to the Payee on the date and year first above written.

                                    SC DIRECT, INC.



                              By:  ______________________________
                                    Name:  Steven L. Bock
                                    Title: Chief Executive Officer

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